*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT ANT76

EXHIBIT 10.35
AGREEMENT NO ANT76

THIS US EMG AUTHORIZED TECHNOLOGY PARTNER AGREEMENT (“Agreement”) is entered into as of June 1, 2014 (the “Effective Date”), between Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and Electro Rent Corporation, a California corporation (“Reseller”). Agilent has requested that Reseller establish the ATP Channel Team (as defined below) to sell the Products in the Territory. This Agreement is intended to govern the terms and conditions under which the business of the ATP Channel Team is conducted. Reseller has conducted and expects to continue to conduct other business, including with Agilent, and nothing in this Agreement should be construed to alter or affect any such other business of Reseller, including any other business with Agilent (including the existing agreements between the parties under which such other business is conducted). “Customer(s)” means end user customers and authorized Agilent Territory Solution Partners identified and approved by Agilent for the ATP Channel excluding Agilent Target Accounts as identified in the attached EMG US ATP Product and Discount Exhibit (“Exhibit R601US”). “Net Reseller Price” for Products purchased under this Agreement means the applicable Agilent list price in effect at the time an order from Reseller is received by Agilent, less the applicable discounts specified in Exhibit R601US. “Product(s)” means any hardware or accessories sold or Software licensed under this Agreement as set forth on Exhibit R601US. “Software” means one or more computer programs and related documentation. “Specifications” means technical information about Products published by Agilent in effect on the date Agilent ships the order. “Service” means any standard support service to support Products, Software updates and maintenance, or education and training. “Territory” means the geographic location specified in Exhibit R601US in which Reseller may sell Products.

1.	APPOINTMENT

a)
Subject to the terms in this Agreement, Agilent appoints the ATP Channel Team as an authorized reseller for Products and Services specified in Exhibit R601US within the Territory. The ATP Channel Team is authorized to sell other Agilent products purchased from an Authorized Agilent Distributor that are sold in combination with Products available under this Agreement. The ATP Channel Team may sell, lease or rent Products only to Customers located within the Territory. The ATP Channel Team will not resell Product(s) to any other party for the purpose of resale, lease, rent or any other disposition by such party. Agilent authorizes Reseller to provide the services described in Section 2 below.

b)
Agilent’s appointment of Reseller shall be exclusive with respect to the sale of new Products (as defined in Exhibit R601US). Agilent and its channel partners may not provide quotes for, accept purchase orders with respect to, or sell new Products with respect to Customers in the Territory except for:

(i)Agilent Solution Partners which includes Agilent Value Added Resellers (VARs) and System Integrators (SIs), Original Equipment Manufacturers (OEMs), and Agilent Rental partners to the extent they are acting as such;
(ii)other resellers and Manufacturer Representatives appointed by Agilent to cover specific areas (e.g. states in the United Sates or Providences in Canada) where sales coverage is reasonably determined by Agilent to be insufficient for the Products taken as a whole provided that Agilent has given Reseller thirty (30) days written notice to develop a reasonable plan to cure any such deficiency. This right is intended to be used sparingly, and the Products and areas involved will be the minimum reasonably required to cure the deficiency involved. Reseller may continue to sell the Products in the specific areas involved, and the parties will work together in good faith to coordinate the sales process and to reasonably protect Reseller’s ability to sell to its sales pipeline.
(iii)other channel partners approved in writing by Reseller;
(iv)Agilent may sell Products to Target Accounts as defined in Exhibit A “Listing of Agilent Target Accounts”; and
(v)Agilent will use best efforts to electronically forward to Reseller all quote requests and orders it receives for Products from Customers in the Territory within twenty-four (24) hours after receipt. For all orders accepted by Agilent for Customers and from an unauthorized reseller who sells to a Customer located within the Territory, Agilent will compensate Reseller in the amount of [***] of the net order value. Any such amount owed to Reseller will be provided by Agilent in the form of a credit within thirty (30) days following the last business day of each month after shipment of the Product to the Customer. Reseller will not be entitled to payment on sales of Products and/or Services deemed uncollectible by Agilent using its standard collection process except to the extent actually collected. If Agilent provides a credit on a sale that ultimately proves uncollectible, the amount of any compensation to Reseller under this Section will be offset against future credits owed to Reseller.
(vi)if Agilent adds another Authorized Technology Partner (ATP) reseller or resellers to the Territory, it shall be deemed a reduction in the Territory and Agilent will pay Reseller in accordance with Paragraph 1 of Exhibit R601US of this Agreement, (i.e., an amount [***] of the net order value for any orders received and accepted by Agilent from the added ATP reseller or resellers).

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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c)
During the term of this Agreement, Reseller agrees that it will not engage in marketing, promotion, sales or support of any new product that compete with the Products or that would interfere with the ATP Channel Team’s ability to perform its obligations hereunder. The above restrictions apply to outbound marketing for programs/promotions and capital equipment leases. Any violation of this clause will be deemed justification by Agilent for the immediate termination of this Agreement pursuant to Section 16(d)(1). Subject to agreement between the parties, which will not be unreasonably withheld by Agilent, and Reseller providing thirty (30) days prior written notice, the ATP Channel Team may distribute and sell products that are complementary to the Agilent Products.

d)
Reseller understands that Agilent may, subject to the limitations of this Agreement, market Products and Services to Customers in the Territory, either directly or through its various resale channels or other channel partners, which include but are not limited to VARs, OEMs, Telesales, System Integrators and Rental Companies.

e)
If Agilent adds another reseller channel for North America, and the terms of its agreement with such another reseller are more favorable than this Agreement, the parties will adjust the terms of this Agreement to be as favorable to Reseller as such other reseller channel agreement.

f)
For any orders in violation of Section 1(b), Agilent will compensate Reseller in the amount of [***] of the net order value. Any such amount owed to Reseller will be provided by Agilent in the form of a credit within thirty (30) days following the last business day of each month after shipment of the Product to the Customer.

2.	RESELLER RESPONSIBILITIES

a)
Reseller represents that it is experienced in the use and operation of the Products to be purchased hereunder and will be primarily responsible for the sales, marketing and support of the Products in the Territory.

b)
Reseller and Agilent will mutually agree in writing on a Marketing Development/Business Plan for the ATP Channel Team. The plan will be signed by Agilent and Reseller within thirty (30) days of the Effective Date of this Agreement. To the extent that the Marketing Development/Business Plan sets forth firm commitments and additional requirements by the parties, those additional commitments and requirements therein will be made part of this Agreement as set forth in Section 2(c), will be incorporated herein and will be reviewed and revised quarterly.

c)
Reseller will maintain and make available an Agilent trained and certified sales and support organization that will consist of outside sales personnel, inside sales support personnel (SSE & NTIS) and a manager(s) (“ATP Channel Team”) to fulfill the marketing and sales requirements set forth in this Agreement. The ATP Channel Team will use its commercially reasonable efforts to meet sales targets and commitments and requirements specified in the Marketing Development/Business Plan.

d)	Reseller represents and agrees that the ATP Channel Team will focus on the sale, lease or rental of Agilent Products along with products that do not compete with Agilent Products.

e)
Reseller will accept and act promptly on leads from Agilent and agrees to provide a sales forecast and sales funnel. The ATP Channel Team must provide Agilent with sales forecasts by the 4th business day of each month using the standard format and/or software tool supplied by Agilent. The ATP Channel Team will also provide Agilent with information on the forthcoming sales deals using the standard format and/or the standard Agilent sales funnel management system supplied by Agilent. Reseller will use the same software tool to obtain leads from Agilent. The use of the Agilent format and software tool in each case is subject to a determination by Reseller that the costs of doing so are not burdensome.

f)
Reseller will provide Agilent, at Agilent’s request, with monthly reports covering all reasonable business fundamentals for the ATP Channel Team requested by Agilent including but not limited to customer information, lost business reports, sales closed rates and quota achievement to date. Unless otherwise agreed, such information will be provided on the 4th business day of each month in a mutually agreeable format. Whether marked as confidential or not, the Customer information sent to Agilent pursuant to this Section and Section 2(e) above will be treated as Reseller's confidential information and will be used by Agilent solely to manage and administer the Agreement and Agilent’s ATP program, and to market (but not sell) Products and Services to Customers. Unless otherwise indicated by Reseller, Reseller agrees that it has permission to share Customer information with Agilent for the purposes indicated above. Reseller will notify Agilent if it is informed in writing by a Customer that it no longer wants to receive communication from Reseller or Agilent.

g)
Reseller will send to Agilent a monthly Point of Sale Report (“Reports”) in the format provided by Agilent no later than the fifth (5th) business day of each month. Reseller must use Agilent’s approved tools for data submission and quality validation. Each Report will include the following information:

1)	Reseller identification number assigned by Agilent;

2)	Customer (company) name, complete address and zip (post) code;

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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3)	Agilent Product number (including options);

4)	Product serial number (if available);

5)	Number of units per Product number;

6)	Ship date (sale to Customer);

7)	Sale price to Customer and currency code;

8)	Identify if Customer is a qualified Agilent Educational Entity and Agilent Promotion Code; and

9)	If applicable, first and last Name of Reseller Sales Representative if participating in an Agilent SPIFF program.
Agilent agrees that the Reports contain Reseller's proprietary, trade secrets and other confidential information. Whether marked as confidential or not, the Reports will be treated as Reseller confidential information and will be used by Agilent and its authorized contractor exclusively to manage and administer the Agreement and Agilent’s ATP Program. Reseller consents to Agilent sharing information contained in the Reports to its authorized contractor who shall agree in writing to be bound by this confidential requirement. Any other use shall be deemed a material breach of this agreement.

h)
Reseller must maintain demonstration equipment [***] of the annual list sales. Reseller will either purchase demonstration equipment from Agilent at the [***] specified in Exhibit R601US or designate equipment from Reseller’s rental inventory pool to meet this requirement. This requirement must be achieved within ninety (90) days of the Effective Date of this Agreement.

i)	Reseller further agrees that the ATP Channel Team will:

1.	When applicable and reasonable, promptly forward to Customers all technical sales and promotional materials and other Product and promotional information provided by Agilent.

2.	Provide ongoing first line pre-sales support and post -sales technical support for Products to Customers.

3.	Provide technical support relating to Products to the ATP Channel Team.

4.	Participate in quarterly business review meetings to assess performance and define course correction as required.

5.	Not sell, advertise, promote, display or disclose to Customers or third parties any features, availability or pricing of any new Product before Agilent’s public announcement of that Product.

6.	Promptly respond as reasonable to all inquiries and requests related to Products received by Reseller from Customers in the Territory.

7.	Authorize Agilent’s representatives to call on Customers for Product training and other objectives consistent with this Agreement upon Agilent’s request.

8.	Promptly report all suspected Product defects to Agilent.

9.	Comply with all training and Product certification requirements reasonably designated by Agilent on each eligible Product that the ATP Channel Team sells.

10.	Periodically confer with Agilent at Agilent’s request on matters relating to market condition, sales forecast and product planning.

11.	Host all customer VIP events reasonably requested by Agilent.

12.
Periodically Agilent may conduct a survey of its Customers, including Customers purchasing Agilent Products from the ATP Channel Team to measure Customer satisfaction. Upon reasonable request by Agilent, but no more than [***], Reseller will provide Customer information, including email address where available, to a third party company selected by Agilent to conduct the survey. Reseller and the survey company shall agree upon a reasonable Confidential Disclosure Agreement to cover the exchange of Customer contact information. A summary of the survey results will be provided by the survey company to both Agilent and Reseller.

13.
Reseller will execute a Due Diligence Questionnaire (“DDQ”) before signing this agreement. During the term of the Agreement, Reseller will provide written notice to Agilent of any changes to Reseller’s DDQ without undue delay. In addition, at Agilent’s option, any time during the validity of this agreement, the Reseller may be required to certify to Agilent that there are no substantial changes to the information provided in a previously executed DDQ.

14.
Conduct all its activities relating to the ATP Channel Team in accordance with the highest standards of ethics and fairness as well as compliance with applicable law. Agilent may immediately terminate this Agreement if Reseller fails to do so pursuant to Section 16(c)(3).

15.
Comply with all applicable laws and regulations in performing its obligations under this Agreement, including compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “Act”) and neither Reseller, nor any of its directors, officers, employees, or agents will make or offer to make any payment or gift in connection with this Agreement directly or indirectly to any third party,

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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including any employee, officer, or representative of any governmental entity or instrumentality or to any foreign political party, or candidate in violation of applicable law. Any violation of this clause will be deemed justification by Agilent for immediate termination of the Agreement pursuant to Section 16(c)(3).

3.	AGILENT RESPONSIBILITIES

a)
Agilent will provide professional and prompt liaison with Reseller and will provide Reseller with access to, and use of Agilent Product marketing materials, promotions, information, data and documentation reasonably deemed necessary by Agilent for use by Reseller in the promotion, marketing and sale of Products in the Territory.

b)
Agilent will provide training to the ATP Channel Team on the following terms: 1) Reseller will pay [***] of Reseller’s personnel and 2) Training courses consistent with those provided by Agilent to its own personnel will be provided at [***] to Reseller. Other training courses will be offered to Reseller at prices determined by Agilent at time of enrollment.

c)	Agilent shall promptly provide all necessary information required by Reseller in order to transition Customers from Agilent to Reseller.

d)	Agilent will either provide the Reseller access to a product configurator or Agilent will assist Reseller in developing a solution that allows Reseller the ability to provide accurate Customer quotes.

4.	RELATIONSHIP

a)
Reseller and Agilent are independent contractors for purposes of this Agreement. This Agreement does not establish a franchise, joint venture or partnership, or create any relationship of employer and employee, or principal and agent between the parties.

b)
Neither party will have, nor represent that it has. any power, right, or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party, without such other party’s express written consent. Reseller acknowledges that, except as expressly authorized under this Agreement or by Agilent, any commitment made by Reseller to Customers will be Reseller's sole responsibility, and Reseller will indemnify Agilent from any damages, liabilities, claims, and costs (including legal fees) arising from any such commitment by Reseller. All quotations, offers, and acceptances made by Reseller will be exclusively in its own name. Agilent will not be deemed a party to any agreement between Reseller and Customer.

5.	SALE AND DELIVERY

a)	Unless otherwise indicated on the quotation, prices include shipping and handling charges. Prices exclude any applicable sales, value added or similar tax payable by Reseller.

b)
List prices are suggested prices for resale to Customers only and a basis for calculating Net Reseller Price. Reseller has the right to determine its own resale prices, and no Agilent representative will require that any particular resale price be charged by Reseller or grant or withhold any benefits to Reseller based on Reseller’s resale pricing policies.

c)
Agilent reserves the right to change Agilent list prices at any time. In the event that prices increase, either as a result of Agilent’s list price increase or through applicable discount reductions, such price increases will apply to orders that are received on or after the effective date of the price increase. Agilent will invoice Reseller at the previous lower price for all unshipped orders that were received prior to the effective date of the price increase and all open quotations that Reseller has submitted to Customers. Prices referenced in an Agilent quotation will not be subject to price increases during the validity period of the quotation. Agilent will honor all open quotations that Reseller submitted to a Customer prior to [***] business day after receipt of notice of a price increase. Within [***] business day after receipt of notice of a price increase, new quotes generated by Reseller will reflect the updated price. Reseller's policy is that all quotes are valid for [***] days. If requested, Reseller shall provide a copy of any open quotation where Agilent was required to honor the old price.

d)
All orders are subject to acceptance by Agilent. Orders are governed by the applicable trade term specified on the quotation or agreed to by Agilent as defined in Incoterms 2010. Product orders must reference this Agreement and be issued during the term of this Agreement. If Reseller requests that Agilent ship Products directly to a Customer. Reseller will specify on the order the Customer’s delivery address and contact information within the Territory. Agilent will not charge any additional fees to the Reseller for shipments made directly to the Customer.

e)
Delivery is subject to Product availability at the time Reseller's order is received. At any time Agilent may, at its discretion, schedule or reschedule any order, or decline any order for credit reasons, or because the order specifies an unreasonably large quantity or requests an unreasonable shipment date.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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f)
Reseller may cancel orders prior to shipment at no charge. Cancellation of a Service order will be subject to any applicable charges. Information regarding applicable Service cancellation charges is available upon request. Product returns are subject to Agilent approval and applicable charges..

g)	Title to hardware Products will pass to Reseller upon delivery. Acceptance of Products by Reseller will occur upon delivery.

h)
Payment is due thirty (30) days from Agilent’s invoice date. Reseller may use [***]contract dated April 25, 2007 [***]. Agilent reserves the right to immediately remove the [***] option set forth [***] payment period, for invoices processed under this [***] for any given [***]. Payment terms are subject to change if Reseller’s financial condition or payment record merits such change. Agilent may discontinue performance if Reseller fails to pay any sum due, or fails to perform under this Agreement if, after ten (10) days written notice, the failure has not been cured. Upon Agilent’s request, Reseller will furnish Agilent with reasonable financial information that Agilent deems necessary to determine Reseller’s creditworthiness. Such information will be treated as confidential information.

6.	WARRANTY

a)	WARRANTY TERMS:

1)
Agilent limited warranty terms are available with Products, on quotations or with other Agilent documentation. The ATP Channel Team will pass Agilent’s standard product warranties to its Customer(s). Notwithstanding Section 2 in Agilent’s Warranty terms available at the URL referenced in Section 6(b)(1) below, the warranty period commences [***] or the date the Product is received by the Customer, or, if installed by Agilent, the date of installation of the Product, whichever occurs first.

2)	Agilent reserves the right to change the warranty. Such changes will affect only new orders.

3)
The ATP Channel Team may provide more extensive warranties to Customers for certain Products only to the extent it receives Agilent’s prior approval and provided further that Reseller indemnifies Agilent against damages, liability or claims arising from Reseller's breach of such warranties or associated warranty service.

4)	Customers must provide proof of purchase to be eligible for Agilent warranty service.

b)	WARRANTY TO CUSTOMER

1)
Product warranty terms are provided with the Product, on quotations, upon request or at http://www.agilent.com/go/warranty_terms. Each Product receives a global warranty which includes the standard warranty for the country of purchase.

2)
Agilent warrants the Agilent hardware Product against defects in materials and workmanship and that the Product will conform to Specifications. Agilent warrants that Agilent owned standard Software substantially conforms to Specifications.

3)
If Agilent receives notice of a defect or non-conformance during the warranty period, Agilent will, at its option, repair or replace the affected Product. Customer will pay expenses for return of such Product(s). Agilent will pay expenses for shipment of repaired or replacement Product(s).

4)
THE WARRANTIES IN THESE TERMS ARE EXCLUSIVE, AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED, AGILENT SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

7.	LICENSES

a)
Agilent grants Reseller a worldwide, non-exclusive license to use and distribute Software and related materials supplied by Agilent in accordance with the license terms included with the Software. Reseller may also use the Software and materials for demonstration purposes in accordance with those license terms. Reseller agrees that it will pass through to Customers Agilent’s license terms whenever Software is distributed to a Customer by the ATP Channel Team.

b)
Except as authorized by Agilent in writing or as permitted by law. Reseller will not reverse engineer, reverse compile, or reverse assemble Software, modify or translate Software, or copy Software onto any public or distributed network.

8.	INTELLECTUAL PROPERTY CLAIMS

a)
Agilent will defend or settle any claim against Reseller (or Customers or third parties to whom Reseller is authorized by Agilent to resell or sublicense) that a Product infringes an intellectual property right, provided Reseller promptly notifies Agilent in writing and allows control of the defense or settlement, and reasonably cooperates with Agilent.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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b)
In defending or settling an infringement claim under Section 8(a), Agilent will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim appears likely, Agilent may, at its option, modify or replace the Product or procure any necessary license. If Agilent determines that none of these alternatives is reasonably available, Agilent will refund Reseller’s purchase price upon return of the Product.

c)
Agilent has no obligation for any claim of infringement arising from: Agilent’s compliance with, or use of, Reseller's designs, specifications or instructions or technical information; Product modifications by Reseller or a third party; Product use prohibited by or outside the scope of Specifications or related application notes; or use of the Product with products not supplied by Agilent.

9.	LIMITATION OF LIABILITY AND REMEDIES

a)
In no event will either party or its subcontractors or suppliers be liable for special, incidental, indirect or consequential damages (including downtime costs, loss of data, restoration costs, lost profits, or cost of cover) regardless of whether such claims are based on contract, tort, warranty or any other legal theory, even if advised of the possibility of such damages. This exclusion is independent of any remedy set forth in this Agreement.

b)
To the extent that limitation of liability is permitted by law, Agilent’s liability to the other is limited to US $1,000,000, except that Agilent’s obligation to make warranty refunds under Section 6 is limited to the Product purchase price.

c)
The limitations set forth in Sections 9(a) and 9(b) above will not apply to infringement claims under Section 8, damages arising from breach of confidentiality obligations under Section 17, infringement of either party’s intellectual property rights, breach of software license terms under Section 7 or to damages for bodily injury or death.

d)	The remedies in this Agreement are the parties’ sole and exclusive remedies.

10.	TRADEMARKS

a)	Reseller’s right to use any Agilent trademarks and/or service marks is contained solely in and subject to the terms and conditions specified in Exhibit I16 in this Agreement.

b)
Reseller hereby grants Agilent or its related companies the right to use the Reseller name and logo on its web site, marketing and promotional materials and trade show displays to endorse Reseller's relationship with Agilent.

c)
Reseller will not, without Agilent’s prior written consent, remove, alter or modify serial or identification numbers, labels, trademarks or other trade-identifying symbols from Products sold by Agilent under this Agreement.

d)
Agilent will have the sole and exclusive right in its sole discretion to bring legal actions for trademark infringement with respect to any of the Agilent Marks. Reseller will reasonably cooperate with Agilent in such legal proceedings. Reseller will notify Agilent promptly of any trademark or patent infringements of which it has knowledge.

11.	U.S. GOVERNMENT

a)
Unless Reseller has obtained Agilent’s prior written consent, the ATP Channel Team is prohibited from issuing any Letter of Supply, from guaranteeing to supply, or from selling, supplying, or providing any person with any Product under this Agreement for resale under any General Services Administration (“GSA”) contract. Unless Reseller has first received a Letter of Supply or other written authorization from Agilent, the ATP Channel Team is prohibited from listing Products under this Agreement on any GSA schedule or contract, or on any procurement, schedule, or contract.

b)	No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

12.	INTERNATIONAL SALES AND EXPORT CONTROLS

a)
Reseller acknowledges its awareness of the export control laws and regulations and agrees to comply with all applicable export control laws and regulations of the United States and the Territory in the supply of Products under this Agreement and any specific information necessary for the development, production or use of a Product under this Agreement which takes the form of technical data or technical assistance (“Technology”). Reseller further agrees that the ATP Channel Team will comply with the various government Dangerous Goods regulations for shipment of hazardous material, hazardous substances or dangerous goods, including chemical substances.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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b)
Unless otherwise agreed to by Agilent and Reseller, Reseller assumes responsibility for complying with all applicable laws and regulations of the Territory related to the import of Products and Technology, and for obtaining any import authorizations required by the appropriate governments within the Territory.

c)
The supply of Products and Technology to Reseller is subject to Agilent receiving any required export authorizations. Reseller will upon Agilent’s request furnish all information and documentation concerning the Reseller, its Customers, and/or final end-users reasonably available to Reseller which are necessary for Agilent to obtain any required export authorizations.

d)
Reseller expressly agrees to review the Denied Parties List and Specially Designated Nationals and Blocked Persons List of, and other similar lists published by, the U.S. Government (collectively “Lists of Designated Parties”) and not knowingly sell or otherwise transfer Products and Technology to companies or persons on such lists. It is Reseller's responsibility to inform any of its subsidiaries, plants, branches or sister companies, sub-resellers and subcontractors that are included in this Agreement of these restrictions. It is also the responsibility of the Reseller to obtain updated Lists of Designated Parties from the U.S. Government.

e)
Reseller will comply with any U.S. or other appropriate government laws and/or regulations prohibiting transfers and exports to certain persons or countries engaging in weapons of mass destruction (nuclear, chemical, or biological) activities or missile (including space launch and unmanned air vehicle) systems, unless written authorization is obtained from the U.S. Government. The ATP Channel Team will notify the Customer that it must comply with export control laws and regulations of the U.S. Government and other appropriate governments. This clause also restricts sales to countries that are listed as embargoed by the US government. Further information on restricted destinations can be obtained from http://www.bis.doc.gov. This provision should be read independent of any other provision under this agreement or any exhibit attached hereto. In case of any discrepancy, this clause shall supersede and override any definition of “Territory” under clause 1(a) of the Discount Exhibit or any exhibit attached hereto.

f)
If the ATP Channel Team intends to re-export Products and Technology outside the Territory, or sell them to a third party where it knows or has reason to know that the third party will re-export these Products, Technology and/or documentation, Reseller agrees to inform Agilent immediately, but not later than the time the order is placed, so that any export authorizations required by the U.S. Government and/or other governments may be obtained.

13.	RECORD KEEPING AND AUDIT

a)
Reseller is required to maintain records of all documentation that is relevant to conduct its business under this Agreement, for a period of five (5) years from the date of sale of Products. Such records shall also include details of Customer purchases and must include the Customer’s name, address, export or re-export; date and method of payment; currency of transaction and price paid; instrument model and serial numbers; and any other relevant information to enable Reseller or Agilent to notify Customers of Product safety information, corrections for operational problems, etc.

b)
Reseller recognizes that Agilent may be required to provide information to the US Government and/or others regarding the identity of purchasers of Products. Upon Agilent’s request and subject to the laws of the Territory, Agilent will have the right to receive immediately copies of all records and lists pertaining to the sale of Products.

c)
In the case of a defective Product requiring a safety recall action, Reseller will provide Agilent, upon Agilent’s request, with copies of the relevant documents evidencing Reseller’s compliance with Agilent’s instructions given at the time of the safety recall. In the case of safety recall actions, Reseller will invoice Agilent for costs of services, at agreed upon charges.

d)
Agilent may, at its sole discretion, upon giving adequate notice to Reseller of its intention to do so, engage Agilent employees or an independent auditor, for the purpose of verifying the fulfillment of Reseller’s obligations under this Agreement, including but not limited to declarations under the DDQ (Due Diligence Questionnaire) and Agilent CSBC (Channel Partner Standards of Business Conduct) as well as any marketing program terms and conditions. As applicable, and provided Agilent and any Agilent employee or third party enters into a confidential disclosure agreement, Reseller will make reasonable efforts to provide Agilent or its designated auditor with prompt access to Reseller’s accounting and finance records including any documentation and information regarding its Corporate Governance policies, practices and procedures as well as all documents pertaining to Agilent’s business and other records relating to the sale of Products and Reseller’s compliance to Agilent’s CSBC and the relevant Anti-Trust and Anti-Corruption laws.

e)	Any violation found through such an audit may result in immediate termination of this Agreement notwithstanding other legal remedies that may be available to Agilent at that time.

f)	This provision will remain in effect beyond the termination or expiration of this Agreement.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT ANT76

14.	DEMO REQUIREMENTS

a)
All orders for demonstration Products under this Agreement are subject to approval from Agilent. Orders for demonstration Products under this Agreement will be governed by Agilent’s Terms of Sale. A copy of Agilent’s Terms of Sale is available upon request. Agilent may offer used or remarketed Products updated to current technical specifications if allowed by local country regulations.

b)
Agilent Products purchased for demonstration purposes under this Agreement may only be used in connection with Reseller’s demonstration efforts and may not be resold, leased or rented for a period [***] following shipment from Agilent. If a Customer wishes to rent, lease, or purchase equipment which they received for demonstration purposes. Reseller shall be allowed to process the transaction, subject to Reseller replacing such demonstration equipment in their demonstration pool at [***] forth in Section 4 of the R601US.

c)
Agilent reserves the right to refuse to extend the demonstration discount for Products if in Agilent’s reasonable judgment the intended use of such Products does not satisfy the conditions set forth in this Section 14. Agilent’s obligation to provide Products under this Section 14 is limited to the minimum configuration(s) necessary to accomplish Reseller’s demonstration objectives.

15.	MARKETING ALLOWANCE

a)
In fulfillment of its marketing requirements under this Agreement, Reseller agrees that its primary marketing responsibilities shall include the following: a) to make available sufficient personnel to close all marketing leads provided to Reseller through Agilent Marketing Activities, b) to leverage Agilent’s marketing engine and Agilent’s ATP marketing program [***] to support additional local lead generation, and c) to look for and develop incremental marketing opportunities that extend Agilent’s reach to new Customers located within the Territory.

b)
Upon thirty (30) days written notification from Agilent of a price change, Reseller will update its websites and marketing materials relating to the ATP Channel Team that can be revised at minimal cost including but not limited to Product catalogs, promotional literature, pamphlets and other documents to reflect the then current list price.

c)
Agilent will, on an ongoing basis, develop and deploy marketing activities for all Products to reach Agilent Target Accounts and/or ATP Territory Accounts within the Territory ("Agilent Marketing Activities") with an emphasis on lead generation; provided that Reseller advertises at Agilent’s list price or the promotion price, if applicable, and complies with the conditions and requirements outlined in these Marketing provisions. For Agilent Marketing Activities that cover only ATP Territory Accounts, Agilent will make a good faith effort to either notify Reseller of such Marketing Activities or to include and/or solicit feedback from Reseller’s Marketing Manager or designee in the planning and development of such marketing activities. Reseller and Agilent will mutually agree in writing on a Marketing Plan for the ATP Channel Team that will be reviewed and updated by the beginning of each Agilent quarter. Reseller’s Marketing Manager will have sole discretion to determine which Agilent Marketing Activities to participate in and/or co-fund.

d)
To the extent that Reseller wishes Agilent to [***] a marketing campaign (“Resellers Marketing Activities”), Agilent agrees that it will review ATP Channel Team’s Marketing Activities on a quarterly basis that are well [***] and further [***] and/or [***] for Reseller’s Territory accounts. To be eligible for Agilent [***], Reseller’s Marketing Activities must represent a significant benefit to [***] and the Reseller. [***] includes, but is not limited to, use of Agilent tools and resources, creating marketing materials to assist in Reseller's Marketing activities, procuring services or goods through Agilent’s internal sourcing organization, or paying a specific portion of third party expenses. Agilent provided [***] will not be used for soft cost such as travel expenses, infrastructure development costs and the funding of internal employees. Agilent’s ATP Marketing Manager will have sole discretion to determine which Reseller Marketing Activities to participate in and/or [***].

e)
Reseller shall provide results for all marketing events initiated or [***] by Agilent in terms of marketing qualified leads, opportunities won, opportunities lost, and opportunities cancelled within [***] days after the end of each quarter ending [***],[***],[***] and [***].

f)
Upon request by Agilent, Reseller will provide evidence documenting its compliance with all the Marketing requirements outlined herein. Agilent may conduct periodic reviews of Reseller’s business activities to confirm compliance. Reseller will make reasonable effort to provide Agilent with prompt access, through mutually agreed upon means, to Reseller’s marketing materials and other documents relating to these marketing requirements. Subject to Agilent’s sole discretion, in the event that Reseller does not comply with any of these Marketing requirements, Agilent may limit its participation or co-funding of Reseller’s Marketing Activities,

16.	TERM AND TERMINATION

a)	This Agreement will remain in effect for a period of twelve (12) months from the Effective Date.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT ANT76

b)	This Agreement may be terminated immediately upon notice in writing by either party, for cause, unless the other party cures the breach within thirty (30) days of written notice of such breach.

c)	This Agreement may be terminated immediately as follows:

1.	By Reseller if Agilent is in breach of any of its obligations in Section 1(b) above;

2.	By Agilent if Reseller is in breach of any of its obligations in Section 1(c) above;

3.	By Agilent if Reseller is in breach of any of its obligations provided for in Section 2(i)(14) & 2(i)(15) and;

4.
By either party if the other party is subject to a voluntary or involuntary bankruptcy petition, becomes insolvent, is unable to pay its debts as they become due, ceases to do business as a going concern, makes an offer or assignment or compromise for the benefit of creditors, or there is a substantial cessation of its regular course of business, or a receiver or trustee is appointed for such party’s assets.

5.	By Agilent, if there is a change that is not approved by Agilent in the control of the Reseller's company to a company that sells new products that competes with Agilent’s product portfolio.

d)	Effective immediately upon termination of this Agreement, Reseller will cease to be an authorized Agilent Technology Partner, and will cease from representing itself as such.

e)	Upon termination, all of Reseller’s rights to any Agilent promotional allowance funds accrued and Agilent promotional services will automatically terminate.

f)	Provisions herein which by their nature extend beyond the termination or expiration of this Agreement will remain in effect until fulfilled.

17.	CONFIDENTIALITY

a)
In the event that confidential information is exchanged, each party will protect and safeguard the confidential information of the other in the same manner in which it protects its own equivalent confidential and trade secret information, but in no event less than a reasonable degree of care. The party claiming the benefit of this provision must furnish such information in writing and mark such information as “Confidential” or if such information is provided orally, then the transmitting party (“Discloser”) will designate such information as being confidential at the time of disclosure and confirm in writing to the receiving party (“Recipient”) that it is confidential within [***] of its communication. Such information will remain confidential [***] after the date of written disclosure. Access to all Agilent confidential information provided to Reseller under this Agreement (including but not limited to Product training information, new Product introductions, and Agilent customer information) will be restricted to the ATP Channel Team and other authorized personnel.

b)
This Section imposes no obligation upon a Recipient with respect to confidential information that (1) was in the Recipient’s possession before the disclosure; (2) is or becomes a matter of public knowledge through no fault of the Recipient; (3) is rightfully received by the Recipient from a third party without a duty of confidentiality; (4) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (5) is independently developed by the Recipient; (6) is disclosed under operation of law; or (7) is disclosed by the Recipient with the Discloser's prior written approval.

c)
Agilent may share Reseller’s confidential information (including personally identifiable information) with Agilent authorized contractors who are providing services or administering programs on Agilent’s behalf. Agilent authorized contractors are required to keep this data confidential and may not use it for any purpose other than to carry out the services they are performing for Agilent.

18.	CHANGES AND AMENDMENTS

Each party agrees that the other has made no commitments regarding the duration or renewal of this Agreement beyond those expressly stated in this Agreement.

19.	EXHIBITS

The following exhibits are attached hereto and are incorporated into this Agreement.

a)	EMG ATP Discount and Product Exhibit (R601US)

b)	Agilent Authorized Technology Partner Insignia Exhibit (I16)

c)	Standards of Business Conduct for Agilent Technologies’ Channel Partner Exhibit (CSBC)

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT ANT76

d)	EMG US/CANADA Annual Sales Commitment Volume Exhibit (R601-V)

e)	Exhibit A “Listing of Agilent Target Accounts”
In the event of any conflict between the terms and conditions of the exhibits mentioned above and the terms and conditions set forth in this Agreement, the latter will govern.

20.	GENERAL

a)
Agilent may assign or transfer any of its rights or obligations under this Agreement upon notice in connection with a merger, reorganization, transfer, sale of assets or product lines, demerger or spin-off transaction or change of control or ownership, or of its permitted successive assignees or transferees. Subject to Agilent’s prior written approval which shall not be unreasonable withheld, Reseller may assign or transfer any of its rights or obligations under this Agreement upon notice in connection with a merger, reorganization, transfer, sale of assets, demerger or spin-off transaction or change of control or ownership, or of its permitted successive assignees or transferees. Reseller acknowledges that Agilent may withhold approval should Agilent, deem, in its reasonable discretion, that the proposed assignee is not credit worthy or if the assignee sells new products that compete with Agilent’s product portfolio.

b)
Agilent will store and use personal data in accordance with Agilent’s Privacy Statement, available at http://www.agilent.com/go/privacy. Agilent will not sell, rent or lease personal data to others. Prior to providing any personal data to Agilent, Reseller shall secure permission from the data subject to share such data with Agilent for purposes related to this Agreement.

c)	Terms for Service are available at http://www.agilent.com/go/service_terms, upon request, or as otherwise indicated on the quotation.

d)
Use, distribution or disclosure of Products under this Agreement by the U.S. Government is subject to DFARS 227.7202-3 (Rights in Commercial Computer Software), DFARS 252.227-7015 (Technical Data - Commercial Items), and FAR 52.227-19 (Commercial Computer Software- Restricted Rights).

e)
Disputes arising in connection with this Agreement will be governed by the laws of the State of California, and the courts of that State will have jurisdiction, except that Agilent may, at its option, bring suit for collection in the country where Reseller is located.

f)	To the extent that any provision of this Agreement is determined to be illegal or unenforceable in a particular country, the remainder of the Agreement will remain in full force and effect.

g)	The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement or to transactions processed under this Agreement.

h)	Any Products loaned during the term of this Agreement will be subject to Agilent’s standard Equipment Loan Agreement.

i)
In certain circumstances, Agilent may grant Reseller access to Agilent’s demonstration equipment pool. In such event, any equipment provided by Agilent to Reseller shall remain at all times owned by Agilent. Reseller shall be responsible for all loss, damage or theft to such equipment from shipment by Agilent until the equipment is returned to Agilent. All equipment returned to Agilent must include the same components, accessories and other consumables received by Reseller and must be in good working order. Agilent may impose additional charges if Reseller fails to return the equipment in such condition or within the return time frame.

j)
Products are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance or direct operation of a nuclear facility. Agilent shall not be liable for any damages resulting from such use.

k)
Neither party shall be held responsible for any delay in performance hereunder arising out of causes beyond its control and without its fault or negligence. Such causes may include, but not be limited to, fire, unforeseeable strikes, embargoes, Government requirement, acts of God or of the public enemy, inability to secure transportation or telecommunication facilities, acts or omissions of carriers or other causes beyond their control. If any such contingency occurs, the party injured by the other’s inability to perform may elect to resume operations under the Agreement for the full commitment once the delaying cause ceases, with an option for the injured party to extend the term of the Agreement for a period not to exceed the length of time the contingency endured. The party experiencing the delay shall notify the other party immediately of such delay and provide an estimate of time for such delay.

l)
This Agreement and the related agreements referred to in this Agreement constitute the entire understanding between Agilent and Reseller with respect to the ATP Sales Channel, and supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Reseller’s additional or different terms and conditions will not apply. This Agreement does not affect any agreements between the parties not involving the ATP Channel Team.

m)
All notices that are required under this Agreement will be in writing and will be considered given as of twenty-four (24) hours after sending by electronic means, facsimile transmission, overnight courier, or hand delivery, or as of five (5) days of certified mailing and appropriately addressed as follows:

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT ANT76

Reseller:Electro Rent Corporation 6060 Sepulveda Blvd. Van Nuys, CA 91411 Facsimile:	Agilent: PO Box 4025 Englewood, CO 80112 Attn: Contracts Dept. Facsimile: 800-829-4433
IN WITNESS WHEREOF, The parties have duly executed this Agreement effective as of the date indicated above.

AGREED TO:		AGREED TO:
Reseller:	Electro Rent Corporation	Agilent:	Agilent Technologies, Inc.

	/s/ Steve Markeim		/s/ David Propp
	Authorized Representative Signature		Authorized Representative Signature
Name:	Steve Markeim	Name:	David Propp
Title:	President	Title:	Americas Contracts Manager

Address:	6060 Sepulveda Blvd	Address:	9780 S. Meridian Blvd.
	Van Nuys, CA 91511-2501		Englewood, CO 80112

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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ANT76
AGILENT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND AGILENT CORPORATE SIGNATURE EXHIBIT     Exhibit I16

WHEREAS, Agilent Technologies, Inc. (“Agilent”) is the owner of all right, title and interest in and to the Agilent trademarks/ service marks referenced in this Exhibit I16.
WHEREAS, Electro Rent Corporation (“Participant”) wishes to use the below Insignia and the Agilent Corporate Signature (“Authorized Agilent Marks”) in connection with the Program outlined in the Referenced Agreement
Therefore, the purpose of this Exhibit is to provide Agilent Authorized Technology Partner with a right to use an insignia that identifies them as such, and the Agilent Corporate Signature under conditions that properly protect Agilent’s Trade Marks.

1.	DEFINITIONS

a.	“Referenced Agreement” means Agreement No. ANT76 effective June 1, 2014 between Agilent Technologies. Inc. and Participant, of which this Exhibit is a part.

b.	“Program” means the Agilent program under which Participant has been admitted as an Authorized Technology Partner by written notice.

c.	“Authorized Products” means Agilent products identified and authorized in the Referenced Agreement.

d.
“Authorized Services” means distribution and other types of services Participant is authorized by the Referenced Agreement to provide with respect to the Authorized Products (including as applicable materials used in the advertising, promotion and sale of such products or services).

e.	“Insignia” means the insignia shown below (which Agilent may amend from time to time):

f.	“Agilent Corporate Signature” means the Agilent Mark shown below:

g.
“Agilent Mark” means any trademark, trade name, logo or insignia, including the Insignia, owned by Agilent Technologies, Inc. (“Agilent”) or any of its subsidiaries (collectively, with their parent, the “Agilent Companies”).

2.	INSIGNIA AND AGILENT CORPORATE SIGNATURE OWNERSHIP

Participant acknowledges that the Authorized Agilent Marks are trademarks of Agilent and that they will remain the sole property of Agilent. Participant’s right to use the Authorized Agilent Marks arises solely by virtue of this Exhibit, and Participant will acquire no rights in the Authorized Agilent Marks through use. Participant agrees not to attack or challenge the validity of the Authorized Agilent Marks as a trademark. Agilent’s ownership thereof, or Agilent’s right to control the use of the Authorized Agilent Marks. Participant agrees that any use a makes of the Authorized Agilent Marks will inure to the benefit of Agilent.

3.	AUTHORIZATION

Participant is authorized to use the Authorized Agilent Marks (the “Authorization”) solely in connection with the Authorized Services, and pursuant to and in compliance with the Referenced Agreement. Participant will not use the Authorized Agilent Marks other than in connection with the Authorized Services. Participant will comply with all provisions in this Exhibit and the Referenced Agreement as well as the Authorized Channel Partner Identity Standards published at http://www.agilent.con/secure/channel (Username: [***] Password: [***]),

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
I16 Revision Date 01-February-2011	Page 12/21 Revision Number 1 Printing Date 28 May 2014

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ANT76
AGILENT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND AGILENT CORPORATE SIGNATURE EXHIBIT     Exhibit I16

and all rules, standards or guidelines promulgated from time to time by Agilent for the display and use of the Authorized Agilent Marks. Participant will at all times use the Authorized Agilent Marks in good taste and will refrain from using it in a manner that would bring the Agilent Companies into disrepute. Participant will not use the Authorized Agilent Marks in a manner that is likely to confuse consumers as to the nature or extent of its relationship with the Agilent Companies. This Exhibit does not authorize Participant to use any other Agilent Mark in connection with the Authorized Services. Participant will promptly report to Agilent any unauthorized use of Agilent Marks that comes to Participant’s attention. Participant will not incorporate the word AGILENT into its domain or business names. Any change or addition to the scope or duration of this Authorization must be in writing and must be signed by an authorized representative of Agilent.

4.	QUALITY STANDARD

Participant agrees to maintain at least the same level of quality for the Authorized Services as it maintained when the Participant qualified for the Program, and to comply with all standards set by the Agilent Companies from time to time for inclusion in the program (taken together, the “Quality Standards”). Participant understands that Agilent will from time to time evaluate the Authorized Services for compliance with the Quality Standards, including surveying Participant’s customers, and Participant agrees to cooperate with Agilent in any such evaluation. Any time that, in Agilent’s sole judgment and absolute discretion, the Authorized Services fail to meet the Quality Standards, Agilent may immediately terminate the Authorization.

5.	TERMINATION

Agilent may terminate or suspend the foregoing Authorization (i) at will upon thirty (30) days prior written notice in the event Agilent suspends or changes the Program or (ii) immediately upon written notice to Participant if Participant fails to comply with any of the provisions of this Exhibit or any of the rules or standards promulgated by Agilent for the use of the Authorized Agilent Marks. This Authorization will automatically terminate upon the termination of the Referenced Agreement. Upon any termination of the Authorization, Participant will immediately cease use of the Authorized Agilent Marks. Without limiting the foregoing, Participant agrees to remove the Authorized Agilent Marks from any and all products and materials in Participant’s possession or control, and to replace any products or materials that bear the Authorized Agilent Marks that are still in the hands of any distributors or other resellers with products and materials that do not bear the Authorized Agilent Marks. Participant agrees that any unauthorized use of the Authorized Agilent Marks will cause irreparable harm to Agilent, for which damages would not be an adequate remedy, and agrees not to contest the entry of an immediate injunction should Participant engage in any such unauthorized use.

6.	APPROVALS

Participant will, upon request by an Agilent Company, submit to the requesting party for its prior approval any and all proposed uses for the Authorized Agilent Marks. Any failure by the Agilent Company to object to a particular use or omission by Participant will not be construed as a waiver of the right to object to or require changes in such use or omission in the future, nor will it be construed as an approval of such use or omission.

7.	REGISTRATIONS

Participant will cooperate with Agilent in making or facilitating any governmental registrations or submissions that are necessary to protect the Authorized Agilent Marks and Agilent’s ownership thereof, including, but not limited to, registration of Participant as a Registered User of the Authorized Agilent Marks. Upon termination of this Exhibit, Participant will cooperate with Agilent in the revocation of any such registration.

8.	LEGAL RELATIONSHIP

Participant’s relationship with the Agilent Companies will be that of an independent contractor. Neither party will have, nor represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied on behalf of the other party. Nothing stated in this Exhibit will be construed as creating a legal partnership between Participant and the Agilent Companies, or as creating the relationship of employer and employee, master and servant or principal and agent between or among the parties.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.
ANT76
AGILENT AUTHORIZED TECHNOLOGY PARTNER INSIGNIA AND AGILENT CORPORATE SIGNATURE EXHIBIT     Exhibit I16

AGREED TO:	AGREED TO:
Participant: Electro Rent Corporation	Agilent Technologies, Inc.

/s/ Steve Markheim	/s/ David M. Propp
Authorized Representative Signature	Authorized Representative Signature

Name: Steve Markheim	Name: David M. Propp
Title: President	Title: Americas Contracts Manager
Date: 5/29/2014	Date: 5/28/2014

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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ANT76
STANDARDS OF BUSINESS CONDUCT FOR AGILENT TECHNOLOGIES’ CHANNEL PARTNERS     CSBC

POLICY STATEMENT
Agilent Technologies expects its Channel Partners to conduct their affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics which include but are not limited to the principles highlighted below.
The excellent reputation of Agilent Technologies and its products can only be maintained if its Channel Partners are fair and honest in their dealings with every customer who purchases Agilent Technologies’ products.
These Standards of Business Conduct are intended to inform Agilent Technologies’ Channel Partners of basic legal and ethical rules they must comply with when dealing with customers, Agilent Technologies’ competitors and other Channel Partners.

1.	CONDUCT RELATING TO CUSTOMERS

a)	Any statements or claims made by the Channel Partners to customers about Agilent Technologies or Agilent Technologies’ products must be based on current information provided by Agilent Technologies.

b)	The Channel Partners must not make the purchase of Agilent Technologies’ products conditional on the purchase of other products or services unless permitted by law.

c)	The Channel Partners must promptly inform customers of any known dangers that may result from the use of Agilent Technologies products.

d)	The Channel Partners must not pay commissions or other compensation to the employees of customers who purchase Agilent Technologies’ products.

2.	CONDUCT RELATING TO AGILENT TECHNOLOGIES’ COMPETITORS

a)	The Channel Partners must abstain from making any unfounded or disparaging remarks about Agilent Technologies’ competitors or their products.

b)
Any comparisons between the specifications, quality, utility or value of Agilent Technologies’ and its competitor’s products must be based on published, factual information that is current and complete.

c)
The Channel Partners must not disclose to Agilent Technologies’ employees any information regarding Agilent Technologies’ competitors or their products that has been received by Channel Partners under an obligation of confidentiality.

3.	CONDUCT RELATING TO OTHER CHANNEL PARTNERS

a)	The Channel Partners must abstain from making any unfounded or disparaging remarks about other channel partners or resellers.

b)	The Channel Partners must not make any agreement or understanding with other channel partners allocating customers or territories for Agilent Technologies’ products.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
CSBC Revision Date 01-September-2009	Page 15/21 Revision Number 1 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76
STANDARDS OF BUSINESS CONDUCT FOR AGILENT TECHNOLOGIES’ CHANNEL PARTNERS     CSBC

This EMG US ATP Discount and Product Exhibit (Exhibit R601US) is attached to and made a part of Agilent Agreement No. ANT76 (“Agreement”). Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect. All capitalized terms not defined in this Exhibit are as defined in the Agreement.

1.	TERRITORY

The Reseller’s Territory is defined as:     United States and Canada.
Agilent may identify specific areas within the Territory where Reseller’s sales performance and coverage is not consistent with Agilent’s requirements or expectations. Reseller will have [***] to develop a reasonable plan to cure any such performance and coverage concerns. In the event that Reseller does not sufficiently address any such noted performance and coverage concerns, as determined by Agilent, Agilent reserves the right to modify the Territory.
In the case of any Customers that are taken from Reseller as a result of any reduction in the Territory, Agilent will pay Reseller an amount equal to [***] received and accepted by Agilent within [***] days after the removal of that Customer. Any amount owed to Reseller will be provided by Agilent in the form of a credit within [***] following the last business day of each month after shipment of the Product to the Customer. Reseller will not be entitled to payment on sales of Products and/or Services deemed uncollectible by Agilent using its standard collection process except to the extent actually collected. If Agilent provides a credit on a sale that ultimately proves uncollectible, the amount of any compensation to Reseller under this Section will be offset against future credits owed to Reseller.

2.	AGILENT TARGET ACCOUNTS

End user customers that Reseller are NOT authorized to sell or distribute Products to is set forth in the attached Exhibit A “Listing of Agilent Target Accounts”.
Agilent may add or delete end user customers from this list [***]. Agilent will provide to Reseller, [***] prior to the [***] effective date, a listing of account additions and deletions of Territory accounts. Prior to determining the account additional and deletions for the [***] transfers, the parties will schedule a meeting to review, discuss and elicit input and recommendations regarding the proposed listing of account changes including any acquisitions that occurred during the previous [***] period. Agilent will use reasonable efforts to address any issues or concerns raised during those discussions and use reasonable efforts to minimize revenue impact to the ATP channel resulting from the deletion of any territory accounts. Agilent, at its discretion and after reviewing the list of account changes with Reseller, will decide on the final listing of account additions and Territory account deletions.
Agilent agrees to compensate Reseller in the amount of [***] of the net order value for any orders received and accepted by Agilent within [***] after the addition of a Customer to Exhibit A.. Any amount owed to Reseller will be provided by Agilent in the form of a credit within [***] days following the last business day of each month after shipment of the Product to the Customer. Reseller will not be entitled to payment on sales of Products and/or Services deemed uncollectible by Agilent using its standard collection process except to the extent actually collected. If Agilent provides a credit on a sale that ultimately proves uncollectible, the amount of any compensation to Reseller under this Section will be offset against future credits owed to Reseller.
[***], Agilent ATP Program Manager, is hereby authorized by Agilent to act on Agilent’s behalf to negotiate the transfer of Customers to Agilent’s Listing of Agilent Target Accounts (Exhibit A) and the transfer of Agilent Target Account locations to Reseller

3.	ELIGIBLE PRODUCTS

Reseller will receive a discount as set forth in this Exhibit for Products and applicable standard options included within the following Product categories. A detailed list of Products is available upon request.
[***]
[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
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*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76
EMG US ATP PRODUCT AND DISCOUNT EXHIBIT     Exhibit R601US

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
The Territory is limited to Canada only for [***] below:
[***]
Notwithstanding the foregoing, Agilent reserves the right to determine which Products are eligible for purchase as follows: Agilent may add Products at any time upon written notice, and may delete (i) Products which are no longer being offered by Agilent upon written notice at any time or (ii) any Products upon [***] written notice provided that such removal of Products will not substantially impact ATP Channel Team’s order volumes. Agilent will provide [***] written notice of any product deletion prior to contract renewal.

4.	DISCOUNT FOR PRODUCTS

All Products (including applicable standard options and sales of refurbished equipment) and Services that are determined by Agilent to be available upon acceptance of Reseller’s order will receive a [***] discount. The discounts granted under this Exhibit are in lieu of and not in addition to any other discounts which might be available from Agilent with the exception of certain special promotions that may be offered from time to time.

5.	SERVICES SUBJECT TO DISCOUNT

Services will receive a [***] discount. Services eligible for discount are service agreements sold up-front for return to Agilent repair and calibration. Also included is up-front on-site calibration and extended service options for Network Analyzers and up-front return to Agilent and on-site extended warranty and calibration services for the 81250A Par Bert Systems.
Notwithstanding the foregoing, Agilent reserves the right to determine which Services options are available under this Agreement. Agilent may add Services at any time upon written notice, and may delete (i) Services which are no longer being offered by Agilent upon written notice at any time or (ii) any Services on [***] days written notice provided that such removal of Services will not substantially impact ATP Channel Team’s order volumes. Agilent will provide [***] days written notice of any Service option deletion prior to contract renewal.

6.	ACCESSORY DISCOUNT

Eligible Accessory Products, as described below will receive a [***] discount for Accessory Column I and [***] discount for Accessory Column II. Except for Educational Rebates or unless otherwise agreed by Agilent, no other discounts or rebates listed in this exhibit will apply to Accessory Products.
Accessory [***]: Microwave test accessories, device test fixtures and accessories, network analyzer upgrades and accessories, SMU and semiconductor test accessories, T&M common accessories

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
R601US Revision Date 01-June-2014	Page 17/21 Revision Number 2 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76
EMG US ATP PRODUCT AND DISCOUNT EXHIBIT     Exhibit R601US

Accessory [***]: Oscilloscope probes, accessories and software, logic analyzer probes and accessories, signal analyzer accessories, T&M software and I/O Connectivity
Notwithstanding the foregoing, Agilent reserves the right to determine which Accessory Products are eligible for an Accessory Discount. Agilent may add or delete Accessory Products at any time. A detailed list of Accessory Products is available upon request.

7.	PREMIUM USED PRODUCT DISCOUNT

Reseller will receive a discount for used Products which are remanufactured to the same standards as new equipment (“Premium Used Product”). The Premium Used versions of Products will receive an [***] discount. Except for Educational Rebates or unless otherwise agreed by Agilent, no other discounts or rebates listed in this exhibit will apply to Premium Used Products. Notwithstanding the foregoing, Agilent reserves the right to determine which Premium Used Products are eligible for a Discount.
Discount under this section is subject to availability of the Premium Used Product. Agilent will notify Reseller when a Premium Used Product becomes available for purchase under this Agreement. If the Premium Used Product remains in Agilent’s inventory [***] after such notification, Agilent may sell the Premium Used Product directly to Customers through any available channel. A detailed list of Premium Used Products is available upon request.
For all Premium Used versions of Product orders accepted by Agilent either directly or through Ebay for Customers located within the Territory, Agilent will compensate Reseller in the amount of [***] of the net order value. Any such amount owed to Reseller will be provided by Agilent in the form of a credit within [***] following the last business day of each month after shipment of the Product to the Customer. Reseller will not be entitled to payment on sales of Products and/or Services deemed uncollectible by Agilent using its standard collection process except to the extent actually collected. If Agilent provides a credit on a sale that ultimately proves uncollectible, the amount of any compensation to Reseller under this Section will be offset against future credits owed to Reseller.

8.	DEMONSTRATION DISCOUNTS

Products purchased for demonstration/development purposes will receive [***] discount for all eligible Products (including applicable standard options). Certain Software Products are eligible for a [***] demonstration discount. Products eligible for demonstration purposes are those subject to the terms and conditions set forth in the Section 14 of the EMG US Authorized Technology Partner Agreement. Agilent reserves the right to confirm that a Product is eligible for a demonstration discount under this Exhibit. Agilent may not change the applicable demonstration discount rate for a Product without notice.

9.	EDUCATIONAL DISCOUNTS

Under Agilent’s Education Discount Program approved educational institutions receive a [***] discount on eligible hardware products and a [***] discount for select General Purpose T&M software products. When Reseller sells to an Agilent approved educational institution, Reseller will receive an additional discount in the amount of [***] if Reseller passes through to the educational institution a discount in the amount equal to or greater than [***] for eligible hardware products and an additional discount in the amount of [***] if Reseller pass through to the educational institution a discount in the amount equal to or greater than [***] for eligible General Purpose T&M software products. Upon request by Agilent and for audit purposes only. Reseller will provide a copy of the Customer’s purchase order and any other related information that verifies that the Customer is a qualified educational institution and that a discount in the amount equal to or greater than [***] for eligible hardware products and a discount equal to or greater than [***] for select General Purpose T&M software products was passed on to the Customer. In competitive deals requiring larger discounts (educational institution requires a discount in excess of [***] for hardware products and [***] for General Purpose T&M software products), Reseller shall pass through to the educational institution, as a minimum. the total discount approved less a Competitive Program Discount of [***]. Reseller has discretion to pass additional discount on to the educational institution. All education orders must be pre-approved by Agilent per the standard discount request process.

10.	QUOTA PERFORMANCE REBATE

At the end of each [***] period [***], Reseller may be eligible for a Quota Performance Rebate. The Quota Performance Rebate will be a percentage amount calculated on Reseller's total net purchase order value of all hardware and software Products for the prior [***] period, and will be paid as a credit [***] after the Performance Period [***] on outstanding invoices if conditions defined for rebate criteria are met. The credit will be available for [***].

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
R601US Revision Date 01-June-2014	Page 18/21 Revision Number 2 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76
EMG US ATP PRODUCT AND DISCOUNT EXHIBIT     Exhibit R601US

Reseller may be eligible for a Quota Performance Rebate in the amount of [***] if Reseller’s total net purchases for the prior [***] period equals or exceeds [***] of quota as specified in the Annual Sales Commitment Volume Exhibit. Reseller agrees to refund any overpaid Quota Performance Rebate as a result of order cancellations.
Agilent reserves the right to modify or remove this rebate effective [***] and on [***] of each year thereafter upon [***] written notice to Reseller. In the event that Agilent modifies or removes this Quota Performance Rebate program, Agilent shall pay Reseller a prorated amount calculated on Reseller’s net orders for the month of [***], if the Reseller meets the rebate criteria as outlined in this Section 10.
Agilent and Reseller with jointly and mutually establish and agree on the specific quota for the [***] performance period by determining the proper and accurate baseline of performance from the prior performance period (YoY) by adjusting the prior period’s actual order results for all account deletions and additions to the territory and for all the product and services additions and deletions. Agreement, in writing, will be reached on this baseline result for the prior period. Agilent and the ATP Channel Team will agree in writing on reasonable growth expectations for the performance period. This agreed upon baseline plus agreed upon growth objectives will establish and completely describe the quota for the performance period and will be reflected in Exhibit R601-V

11.	PROMOTIONS:

If Reseller participates in an Agilent promotion, then Reseller shall pass through to Customers, as a minimum, the applicable Agilent promotional discount. Reseller has discretion to pass additional discount on to the Customer.
Except as otherwise specified in the Agilent Technologies America’s Authorized Technology Partner (ATP) Playbook, the following discount rules shall apply if Reseller passes through the promotional discount:

1)	For all orders where the promotional discount exceeds [***]. Reseller shall be entitled to receive an additional discount in the amount of [***].

2)	For orders where the promotion discount is greater than [***] and less than [***], the amount of Reseller's additional discount shall be calculated as follows:

Subtract the promotional discount from Reseller’s total discount established under this Agreement. If the result is less than [***], then Reseller's total discount will be the promotional discount plus [***].

3)	Reseller’s total discount for eligible deals will be granted on the list price.

The additional discount applicable under this section applies only to orders placed by Reseller with Agilent. Upon request by Agilent and for audit purposes only, Reseller must provide Agilent with a copy of the Customer’s purchase order or any other related information that verifies the amount of discount extended to the Customer.
COMPETITIVE OR OTHER DEAL BASED DISCOUNTS
In competitive deals requiring larger discounts, Reseller may submit a written request for additional discount. If the competitive discount request is approved in writing by Agilent, Reseller shall pass through to the Customer, as a minimum, the total discount less a Competitive Program Discount of [***]. Reseller has discretion to pass additional discount on to the Customer. Reseller’s total discount for eligible deals will be granted on the list price. Upon request by Agilent and for audit purposes only, Reseller must provide Agilent with a copy of the Customer’s purchase order or any other related information that verifies the amount of discount extended to the Customer.
TERRITORY SOLUTION PARTNER PASS DISCOUNTS:
Under Agilent’s Territory Solution Partner Discount Program approved partners are eligible to receive discounts in the amount of [***] and [***] on eligible hardware and software products (“TSP Discounts”). When Reseller sells to an Agilent approved Territory Solution Partner, Reseller will receive an additional discount in the amount [***] and [***], if Reseller passes through to the Territory Solution Partner eligible TSP Discounts. Upon request by Agilent and for audit purposes only, Reseller will provide a copy of the Customer’s purchase order and any other related information that verifies that TSP Discounts were passed on to the Customer. Reseller has discretion to pass additional discount on to the Territory Solution Partner.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
R601US Revision Date 01-June-2014	Page 19/21 Revision Number 2 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ANT76
EMG US ATP PRODUCT AND DISCOUNT EXHIBIT     Exhibit R601US

12.	GSA

When selling to a Customer that is eligible to purchase under Agilent’s General Services Agreement with the U.S. Government (“GSA”), Reseller will receive an incremental discount equal to [***]. For such orders Reseller is required to pass on to the Customer a discount equal to or greater than [***]. For such orders, Reseller will provide upon request, for audit purposes only, documentation that the Customer qualifies or is authorized to purchase under Agilent’s GSA. For purchase orders accepted directly by Agilent for Customer eligible to purchase under the GSA. Reseller will receive compensation in the amount of [***] of the net purchase price.

13.	Acquisitions

The parties hereby agree that if a Customer (ATP Territory Account) is acquired by an Agilent Target Account, the Customer will be classified as an Agilent Target Account. For a period of [***] thereafter. Reseller shall be entitled to compensation for Products in the amount of [***] of the net order value for orders booked by Agilent. Any amount owed to Reseller will be provided by Agilent in the form of a credit within [***] following the last business day of each month after shipment of the Product to the Customer. Reseller will not be entitled to payment on sales of Products and/or Services deemed uncollectible by Agilent using its standard collection process except to the extent actually collected. If Agilent provides a credit on a sale that ultimately proves uncollectible, the amount of any compensation to Reseller will be offset against future credits owed to Reseller.

14.	International Orders

For all multi-national company orders where the end-user’s final end destination is outside the Territory (“International Orders”), the parties hereby agree as follows:

a)	International orders are only permissible where the order is generated by the end-user customer who has a legal entity and conducts business within the Territory.

b)	Reseller will confirm the final end destination country and end-user customer.

c)	For all International Orders where delivery to the end-user is outside the United States or Canada, Electro Rent will:

1)	Send the order to Agilent for order processing, and

2)	Agilent will compensate Reseller in amount of [***] percent of the net order value for all eligible Products available for resell under the Agreement

d)	For all International Orders where delivery to the end-user by either Agilent or Reseller occurs within the United States or Canada, the parties agree that:

1)	Reseller may place the order with Agilent on behalf of the end-user; and

2)
Prior to order acceptance Reseller will provide Agilent with all the necessary information, as determined by Agilent, to issue a quotation and to allow Agilent to properly track and administer the order for both export compliance and internal compensation purposes.

e)
For any International Orders where Reseller knowingly violates this provision, Reseller will forfeit [***] of the compensation owed by Agilent. Prior to any reduction in compensation, Agilent’s ATP Manager will contact Reseller to review in detail the facts and circumstances surrounding any order where Agilent believes that Reseller has not complied with this provision.

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
R601US Revision Date 01-June-2014	Page 20/21 Revision Number 2 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.
ANT76

ADDENDUM                                             Exhibit ADM
EMG US AUTHORIZED TECHNOLOGY PARTNER PROGRAM AGREEMENT    ANT76
EMG US/CANADA ANNUAL SALES COMMITMENT VOLUME EXHIBIT    R601-V

This EMG US/CANADA Annual Sales Commitment Volume Exhibit (R601-V) is attached to and made a part of Agilent Agreement No. ANT76 (“Agreement”). Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect.

ORDER VOLUME COMMITMENT/QUOTA
The following Order Volume Commitment/Quota is being provided to Reseller for a [***] period. Agilent will update the below table every [***] with Reseller’s Order Volume Commitment/Quota for the next fiscal half.

Period	Net Order Volume/Quota (in USD)
[***]	[***]
[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.
R601US Revision Date 01-June-2014	Page 21/21 Revision Number 2 Printing Date 28 May 2014

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

Target Account Named List
Agilent Confidential
These Ship-to-Accounts are classified as Target Accounts, [***].

#	[***] [***]	Ship-to-Account [***]	Ship-to Country	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]	[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***] & [***] Zip Codes					Agilent Confidential

[***]
[***]

[***]	[***] [***]	City	State	Zip Code (TEXT format)	Region	Comments
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

Appendix #	Appendix Name	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Appendix-1: Target Account [***] [***]

Target Account [***] [***]	Type Description	Type Detailed Explanation
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Appendix-2: NO-TOTA Account [***] with different assignments for US and Canada

Acct [***]	US	CA
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
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Appendix-3: Exception to [***] & [***] (ATP/Territory Accounts)
Exception to [***] & [***] ([***])

#	Ship-to-Account Names
[***]	[***]
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[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

[***]	[***]
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[***]	[***]

Appendix-4: Distributor & Rental List.

[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

Appendix-5: RMU List for Product Category (ABC)

See the hidden tab - [Steph_Ref] for the list used for ABC categorization. (Stephanie provides the update. Otherwise, no change in the list.)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

[***] - Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.